EXHIBIT 99.1

HEADWATERS INCORPORATED

10653 South River Front Parkway, Suite 300

South Jordan, Utah 84095

Letter of Transmittal

For

Offer to Exchange

A new series of 2 7/8% Convertible Senior Subordinated Notes due 2016

and an Exchange Fee

for all outstanding

2 7/8% Convertible Senior Subordinated Notes due 2016

(CUSIP Nos. 42210PAA0 and 42210PAB8)

Pursuant to, and subject to the terms and conditions described in, the prospectus

dated             , 2007 and this letter of transmittal

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT,

NEW YORK CITY TIME, ON             , 2007, UNLESS EARLIER TERMINATED OR EXTENDED.

The exchange agent for the exchange offer is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Facsimile:	By Registered or Certified Mail:	By Hand/Overnight Delivery:
(For Eligible Institutions only) Global Bondholder Services Corporation (212) 430-3775 Attn: Corporate Actions	Global Bondholder Services Corporation 65 Broadway – Suite 723 New York, NY 10006 Attn: Corporate Actions	Global Bondholder Services Corporation 65 Broadway – Suite 723 New York, NY 10006 Attn: Corporate Actions

For Confirmation by Telephone: (212) 430-3774

Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute valid delivery.

The undersigned acknowledges receipt of the Headwaters Incorporated (“Headwaters”) prospectus dated             , 2007 and this letter of transmittal.

Capitalized terms used but not defined herein shall have the same meaning given them in the prospectus dated             , 2007.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER, WHOSE ADDRESSES AND TELEPHONE NUMBERS APPEAR ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

This letter of transmittal need not be completed if (a) the 2 7/8% Convertible Senior Subordinated Notes due 2016 (the “Old Securities”) are being tendered by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the prospectus under “The Exchange Offer—Procedures for Exchange” and (b) an “agent’s message” is delivered to the exchange agent as described in the prospectus.

Even if you are not required to sign and return this letter of transmittal (i) you must complete and return the attached Substitute Form W-9 and, if applicable, the attached certificate of taxpayer awaiting identification number and (ii) by tendering your Old Securities through DTC and by virtue of the agent’s message, you will be bound by all of the terms and conditions of this letter of transmittal and will be deemed to have made each of the representations and warranties contained herein and given your consent as provided below.

The instructions accompanying this letter of transmittal should be read carefully before this letter of transmittal is completed. If Old Securities are registered in different names, a separate letter of transmittal must be submitted for each registered owner. See Instruction 2 on page 8 below.

This letter of transmittal relates to Headwaters’ offer to exchange $1,000 principal amount of its new series of 2 7/8% Convertible Senior Subordinated Notes due 2016 (the “New Securities”) and an exchange fee of $2.50 for each $1,000 principal amount of validly tendered and accepted Old Securities, pursuant to its prospectus dated             , 2007. All tenders of Old Securities pursuant to the exchange offer must be received by the exchange agent prior to midnight, New York City time, on             , 2007 (the “expiration date”); provided that Headwaters reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term “expiration date” shall mean the latest time and date to which the exchange offer is extended. Headwaters will notify all of the holders of the Old Securities of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date.

The exchange offer is subject to certain conditions precedent as set forth in the prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.”

This letter of transmittal is to be completed by a holder of Old Securities if a tender is to be made by book-entry transfer to the account maintained by the exchange agent at DTC pursuant to the procedures set forth in the prospectus under “The Exchange Offer—Procedures for Exchange,” but only if an agent’s message is not delivered through DTC’s Automated Tender Offer Program (“ATOP”). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the exchange offer may alternately transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will also send an agent’s message to the exchange agent for its acceptance. The agent’s message will state that DTC has received an express acknowledgment from the tendering holder of Old Securities, which acknowledgment will confirm that such holder of Old Securities received and agrees to be bound by, and makes each of the representations and warranties contained in, this letter of transmittal, and that Headwaters may enforce the terms of this letter of transmittal against such holder of Old Securities. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offer in lieu of execution and delivery of this letter of transmittal by the DTC participant identified in the agent’s message. Accordingly, this letter of transmittal need not be completed by a holder tendering through ATOP.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE FILLING OUT ANY INFORMATION BELOW.

List below the Old Securities to which this letter of transmittal relates. If Old Securities are registered in different names, a separate letter of transmittal must be submitted for each registered owner. See Instruction 2 on page 8 below.

Description of Old Securities Tendered
Name of DTC Participant and Participant’s DTC Account Number in Which Old Securities Are Held	Aggregate Principal Amount of Old Securities Tendered *

*	Unless otherwise indicated in this column, a holder of Old Securities will be deemed to have tendered all of the Old Securities listed in the adjacent column. Old Securities tendered must be in denominations of the principal amount of $1,000 and any integral amount thereof.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges that he or she has received the prospectus and this letter of transmittal, which together constitute the exchange offer, to exchange $1,000 principal amount of New Securities and an exchange fee of $2.50 for each $1,000 principal amount of validly tendered and accepted Old Securities, on the terms and subject to the conditions of the prospectus and this letter of transmittal.

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Headwaters the principal amount of Old Securities indicated above pursuant to the exchange offer.

Subject to, and effective upon, the acceptance of Old Securities tendered hereby, by executing and delivering this letter (or agreeing to the terms of this letter pursuant to an agent’s message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon Headwaters’ order all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of the Old Securities tendered hereby; (ii) waives any and all rights with respect to the Old Securities tendered; and (iii) releases and discharges Headwaters and the trustee with respect to the Old Securities from any and all claims such holder may have, now or in the future, arising out of or related to the Old Securities, including, without limitation, any claims that the undersigned is entitled to participate in any redemption of the Old Securities. The undersigned acknowledges and agrees that the tender of Old Securities made hereby may not be withdrawn except in accordance with the procedures set forth in the prospectus.

The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the Old Securities tendered hereby and to acquire the New Securities issuable upon the exchange of such tendered Old Securities, and that, when Headwaters accepts the Old Securities for exchange, Headwaters will acquire good and marketable title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Headwaters to be necessary or desirable to transfer ownership of such Old Securities on the account books maintained by DTC.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Headwaters) with respect to such Old Securities with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) transfer ownership of such Old Securities on the account books maintained by DTC to, or upon the order of, Headwaters; (ii) present such Old Securities for transfer of ownership on Headwaters’ books; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities; and (iv) deliver, in book-entry form, the New Securities issuable upon acceptance of the Old Securities tendered hereby, together with any Old Securities not accepted in the exchange offer, and the exchange fee to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the exchange offer as described in the prospectus and this letter of transmittal.

The undersigned hereby agrees to treat the exchange of the Old Securities tendered hereby for United States federal income tax purposes as not constituting an exchange that results in a significant modification of a debt instrument and, accordingly to treat the New Securities as a continuation of the Old Securities for such purposes.

All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

The exchange offer is subject to certain conditions as set forth in the prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived by Headwaters, in whole or in part, in Headwaters’ sole discretion), as more particularly set forth in the prospectus, Headwaters may not be required to accept all or any of the Old Securities tendered hereby.

The undersigned understands that a valid tender of Old Securities is not made in acceptable form and risk of loss therefore does not pass until receipt by the exchange agent of this letter of transmittal (or an agent’s message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to Headwaters (which may delegate such power in whole or in part to the exchange agent). All questions as to validity, form and eligibility of any tender of the Old Securities hereunder (including time of receipt) and acceptance of tenders and withdrawals of Old Securities will be determined by Headwaters in its sole judgment (which may delegate such power in whole or in part to the exchange agent), and such determination shall be final and binding.

The undersigned acknowledges and agrees that issuance of the New Securities and payment of the exchange fee in exchange for validly tendered Old Securities that are accepted in the exchange offer will be made promptly after the expiration date.

Unless otherwise indicated in the “Special Issuance and Payment Instructions” box, the New Securities and the exchange fee will be credited to the DTC account number specified on page 3 of this letter of transmittal. If the “Special Issuance and Payment Instructions” box is completed, the undersigned hereby understands and acknowledges that any Old Securities tendered but not accepted in the exchange offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that Headwaters has no obligation pursuant to the “Special Issuance and Payment Instructions” box to transfer any Old Securities from the name(s) of the registered holders thereof to the person indicated in such box, if Headwaters does not accept any Old Securities so tendered. The undersigned acknowledges and agrees that Headwaters and the exchange agent may, in appropriate circumstances, defer effecting transfer of Old Securities, and may retain such Old Securities, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the exchange agent.

For each Old Security accepted for exchange, the holder of such Old Security will receive a New Security having a principal amount equal to that of the surrendered Old Security. Interest on the New Security will accrue from the last interest payment date on which interest was paid on the Old Securities. Holders whose Old Securities are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Old Securities.

Your bank or broker can assist you in completing this form. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to the information agent, whose address and telephone number appear on the outside back cover of this letter of transmittal.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD SECURITIES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX.

METHOD OF DELIVERY

☐	Check here if tendered Old Securities are being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC, and complete the following:

Name of Tendering Institution

Account Number

Transaction Code Number

Signature(s) of Holder(s) of Old Securities

Must be signed by registered holder(s) of Old Securities exactly as such participant’s name appears on a security position listing as the owner of Old Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this letter of transmittal. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3 on page 8 below.

Date

Name(s)

Capacity

Address (Include Zip Code)

DTC Account to which New Securities should be delivered

Tax Identification or Social Security Number (See Instruction 8 on page 10 below)

Telephone Number (Include Area Code)

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

(See Instructions 2 & 6 on pages 8 and 9 below)

To be completed ONLY if New Securities are to be issued and the exchange fee is to be paid, and Old Securities tendered but not accepted in the exchange offer are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified on page 3 above.

Record ownership of New Securities in book-entry form, pay the exchange fee and issue Old Securities tendered but not accepted in the exchange offer, in the name and to the DTC account number set forth below.

Name

DTC Account Number

Address (Including Zip Code)

(Tax Identification or Social Security Number)

(See Instruction 8 on page 10 below)

MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTIONS 2 & 3 on page 8 below) (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code)

Telephone Number (Including Area Code)

Authorized Signature

Printed Name

Title

Date

INSTRUCTIONS

1. Delivery of Letter of Transmittal. To tender Old Securities in the exchange offer, book-entry transfer of the Old Securities into the exchange agent’s account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this letter of transmittal, or an agent’s message in lieu of this letter of transmittal, and any other documents required by this letter of transmittal, must be received by the exchange agent, at its address set forth herein, prior to the expiration date. Tenders of Old Securities in the exchange offer may be made prior to the expiration date in the manner described in the preceding sentence and otherwise in compliance with this letter of transmittal.

The method of delivery of this letter of transmittal, and all other required documents to the exchange agent, including delivery through DTC and any acceptance of an agent’s message transmitted through DTC’s Automated Tender Offer Program, is at the election and risk of the tendering holder of Old Securities. If such delivery is made by mail, it is suggested that the holder use properly insured, registered mail with return receipt requested and that sufficient time be allowed to assure timely delivery. No alternative, conditional or contingent tenders of Old Securities will be accepted. Except as otherwise provided below, delivery will be made when actually received by the exchange agent. This letter and any other required documents should be sent only to the exchange agent, not to Headwaters or DTC.

Old Securities tendered pursuant to the exchange offer may be withdrawn at any time prior to the expiration date, unless the exchange offer is extended, in which case tenders of Old Securities may be withdrawn under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered Old Securities must comply with the requirements set forth in the prospectus under the caption “The Exchange Offer—Withdrawal of Tenders” in the prospectus.

2. Signatures on Letter of Transmittal, Powers and Endorsements. This letter of transmittal must be signed by or on behalf of the registered holder(s) of the Old Securities tendered hereby. The signature(s) on this letter of transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Old Securities is a participant, without alteration or enlargement or any change whatsoever. In all other cases, all signatures on letters of transmittal must be guaranteed by a Medallion Signature Guarantor.

If any of the Old Securities tendered hereby are registered in the name of two or more holders, all such holders must sign this letter of transmittal.

If this letter of transmittal or any Old Securities or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Headwaters, proper evidence satisfactory to Headwaters of its authority so to act must be submitted with this letter of transmittal.

3. Guarantee of Signatures. Except as otherwise provided below, all signatures on a letter of transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on this letter of transmittal need not be guaranteed if:

•	this letter of transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Old Securities and the holder(s) has not completed the portion entitled “Special Issuance and Payment Instructions” on this letter of transmittal; or

•	the Old Securities are tendered for the account of an Eligible Guarantor Institution (defined below).

If this letter of transmittal is not signed by the holder, the holder must transmit a separate, properly completed power with this letter of transmittal (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), means:

(i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

(iii) Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

(iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

(v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this letter of transmittal should be signed, e.g., “Mary Doe, now by marriage, Mary Jones.” For a correction in name, this letter of transmittal should be signed, e.g., “James E. Brown, incorrectly inscribed as J. E. Brown.” In any such case, the signature on this letter of transmittal must be guaranteed as provided above and the holder must complete the Special Issuance and Payment Instructions above.

You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New Securities, as described above, in a name other than that of the registered holder(s) of the surrendered Old Securities.

4. Transfer Taxes. Headwaters will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Securities to Headwaters in the exchange offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•	if New Securities in book-entry form are to be registered in the name of any person other than the person signing this letter of transmittal; or

•	if tendered Old Securities are registered in the name of any person other than the person signing this letter of transmittal.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Old Securities tendered by such holder.

5. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of the Old Securities hereunder will be determined by Headwaters, in its sole judgment (which may delegate such power in whole or in part to the exchange agent), and such determination shall be final and binding. Headwaters reserves the absolute right to reject any and all tenders not in proper form or the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Headwaters also reserves the right to waive any irregularities or defects in the surrender of any Old Securities and its interpretations of the terms and conditions of this letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

6. Special Issuance and Payment Instructions and Special Delivery Instructions. Indicate the name in which ownership of the New Securities on the DTC security listing position is to be recorded if different from the name of the person(s) signing this letter. A Social Security Number will be required.

7. Additional Copies. Additional copies of this letter of transmittal may be obtained from the information agent at the address listed below.

8. Substitute Form W-9. You are required, unless an exemption applies, to provide the exchange agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or employer identification number, and certain other information, on Substitute Form W-9, which is provided below, and to certify under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service (“IRS”) and a federal income tax backup withholding on the payment of the exchange fee. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the exchange agent is not provided with a TIN within 60 days, the exchange agent will backup withhold on payment of the exchange fee until a TIN is provided to the exchange agent.

If further instructions are desired, contact the information agent

Global Bondholder Services Corporation

65 Broadway – Suite 723

New York, NY 10006

Banks and brokerage firms, please call: (212) 430-3774

All others, call: (866) 924-2200

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, if a U.S. Holder’s Old Securities are accepted for exchange and as a result, the holder receives an exchange fee, such holder is required by law to provide the exchange agent with his or her correct TIN on Substitute Form W-9 (provided below) and to certify that the TIN provided is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the exchange agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. In addition, payment of the exchange fee that is made to such holder pursuant to this letter may be subject to backup withholding.

Certain holders (including, among others, all corporations and certain Non-U.S. Holders) may be exempted from these backup withholding and reporting requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that holder’s exempt status (Form W-8BEN). Such statements can be obtained from the exchange agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the exchange agent may be required to backup withhold on payment of the exchange fee made to the holder. Backup withholding (currently at a rate of 28%) is not an additional tax. Rather, the tax liability of holders subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The exchange agent cannot refund amounts withheld by reason of backup withholding.

What Number to Give the Exchange Agent

The holder is required to give the exchange agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered Old Securities. If the Old Securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is checked and the exchange agent is not provided with a TIN within 60 days, the exchange agent will backup withhold on payment of the exchange fee until a TIN is provided to the exchange agent.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for determining the proper identification number for the payee (you) to give the payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue New Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the SOCIAL SECURITY number of:
1.	Individual	The Individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee(1) The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of:
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	Legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM or from the IRS website at www.irs.gov, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. File this form with the payer, furnish your taxpayer identification number, write “exempt” in Part 2 of the form, sign and date the form, and return it to the payer.

Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not payees are required to file tax returns. We may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For additional information contact your tax consultant or the Internal Revenue Service.

PAYER’S NAME:
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

Part 1—PLEASE PROVIDE YOUR
NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

Part 2—Certification—Under penalty of perjury, I certify that

(1)   The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Name Social Security Number OR Employer Identification Number Part 3— ☐ Awaiting TIN

CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, no not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING TAXES ON REPORTABLE PAYMENTS RECEIVED BY YOU WITH RESPECT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING IF YOU CHECKED THE BOX IN PART 3 OF

THE SUBSTITUTE FORM W-9.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9 ABOVE

CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within sixty (60) days, applicable backup withholding taxes on all reportable payments made to me thereafter will be withheld until I provide a TIN.

SIGNATURE	Date

In order to participate in the exchange offer, a holder should send or deliver this properly completed and signed letter of transmittal and any other required documents to the exchange agent at the address set forth below.

Global Bondholder Services Corporation

By Facsimile:	By Registered or Certified Mail:	By Hand/Overnight Delivery:
(For Eligible Institutions only) Global Bondholder Services Corporation (212) 430-3775 Attn: Corporate Actions	Global Bondholder Services Corporation 65 Broadway – Suite 723 New York, NY 10006 Attn: Corporate Actions	Global Bondholder Services Corporation 65 Broadway – Suite 723 New York, NY 10006 Attn: Corporate Actions

For Confirmation by Telephone: (212) 430-3774

Questions relating to the procedures for the exchange offer, as well as requests for additional copies of the prospectus and this letter of transmittal, may be directed to the information agent at the address and telephone number set forth below.

The information agent for the exchange offer is:

Global Bondholder Services Corporation

65 Broadway – Suite 723

New York, New York 10006

Attn: Corporate Actions

Banks and brokerage firms, please call: (212) 430-3774

All others, call (Toll-Free): (866) 924-2200

The dealer manager for the exchange offer is:

Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Attn: Arthur Rubin

(800) 624-1808 (U.S. toll-free)

(212) 761-1864 (collect)